EXHIBIT 99.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Advanced Recycling
Sciences, Inc.,on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), the undersigned, Ehrenfried Liebich, Chief Executive Officer and
John F. Pope, Chief Financial Officer of the Company, certify, pursuant to
18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: August 14, 2002         /s/ Ehrenfried Liebich
                              -----------------------------------
                              Ehrenfried Liebich, Chief Executive Officer


Date: August 14, 2002         /s/ John F. Pope
                              -----------------------------------
                              John F. Pope, Chief Financial Officer